                            PRUDENTIAL MEDLEY PROGRAM

[PHOTO]

                          ANNUAL REPORT TO PARTICIPANTS

                                December 31, 2002

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777
A Prudential Financial company

[LOGO OF PRUDENTIAL FINANCIAL]

================================================================================

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program. The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24), The MEDLEY Program. VCA-10, VCA-11 and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ, 07102-3777 and distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Both are Prudential Financial companies. Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 2002, please call the telephone number on the inside back cover of this report.

Annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details.

                               PERFORMANCE RESULTS

MEDLEY PROGRAM
FOR PERIODS ENDED DECEMBER 31, 2002

                            MEDLEY VARIABLE ACCOUNTS

                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                         ----------------------------------------------
                                                          One         Three          Five           Ten
TABLE 1                                                   Year         Year          Year           Year
MONEY MARKET
  MEDLEY Money Market Account (VCA-11)/1/                  0.95%        3.32%        3.83%         3.98%
  The 7-day current yield as of 12/31/2002 is 0.55%

FIXED INCOME
  MEDLEY Diversified Bond Account (VCA-24)                 6.40%        7.18%        5.23%         6.13%
  MEDLEY Government Income Account (VCA-24)/2/            11.23%       10.10%        6.89%         6.75%

MANAGED
  MEDLEY Conservative Balanced Account (VCA-24)           -9.68%       -4.62%        0.36%         5.02%
  MEDLEY Flexible Managed Account (VCA-24)               -13.37%       -7.43%       -1.47%         5.23%

COMMON STOCK
  MEDLEY Stock Index Account (VCA-24)                    -22.76%      -15.22%       -1.46%         8.26%
  MEDLEY Capital Growth Account (VCA-10)                 -22.91%       -9.30%       -6.21%         6.28%
  MEDLEY Equity Account (VCA-24)                         -22.94%      -11.37%       -3.36%         7.03%
  MEDLEY Global Account (VCA-24)/3/                      -25.68%      -20.78%       -2.00%         5.77%

The results shown in Table 1 are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any deferred sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                         ----------------------------------------------
                                                          One         Three          Five           Ten
TABLE 2                                                   Year         Year          Year           Year
MONEY MARKET
MEDLEY Money Market Account (VCA-11)/1/                   -5.14%        1.97%        3.40%         3.91%
The 7-day current yield as of 12/31/2002 is 0.05%

FIXED INCOME
MEDLEY Diversified Bond Account (VCA-24)                   0.37%        5.99%        4.88%         6.11%
MEDLEY Government Income Account (VCA-24)/2/               5.22%        8.99%        6.58%         6.75%

MANAGED
MEDLEY Conservative Balanced Account (VCA-24)            -15.74%       -6.18%       -0.09%         4.99%
MEDLEY Flexible Managed Account (VCA-24)                 -19.42%       -9.07%       -1.95%         5.20%

COMMON STOCK
MEDLEY Stock Index Account (VCA-24)                      -28.87%      -17.27%       -2.00%         8.21%
MEDLEY Capital Growth Account (VCA-10)                   -29.14%      -11.25%       -7.04%         6.14%
MEDLEY Equity Account (VCA-24)                           -29.07%      -13.28%       -3.98%         6.96%
MEDLEY Global Account (VCA-24)/3/                        -31.69%      -22.98%       -2.45%         5.76%

The results shown in Table 2 are calculated in the same manner as Table 1 and in addition reflect the deduction of the following maximum deferred sales charges:
"1 Year", 6%; "3 Years", 4%; "5 Years", 2%; and "10 Year or Since Inception", 0%. The performance results also reflect the impact of the $30 annual contract fee under The MEDLEY Program. Past performance cannot guarantee comparable future results.

[LOGO OF PRUDENTIAL FINANCIAL]

                        FOOTNOTES FOR PERFORMANCE REPORT

1. For current yields on the MEDLEY Money Market Account, please call 1-800-458-6333. An investment in a money market account is neither Insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Account will be able to maintain a stable unit value. It is possible to lose money by investing in the Account The yield quotation more closely reflects the current earnings of the Account than the total return quotation.

2.   Units of this Account are neither issued nor guaranteed by the U.S.
     Government.

3. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes. This may result in greater share price volatility.

Historical investment results are shown for each of the accounts that are included in your plan. The performance information represents past performance. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

Investment in an account involves various risks which are more fully described in The MEDLEY Program prospectus. For more complete information about The MEDLEY Program, including management fees and expenses, please call 1-800-458-6333 to obtain a free prospectus. Please read it carefully before you invest.

The MEDLEY Program is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ, and distributed by Prudential Investment Management Services LLC (PIMS), Gateway Center Three, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential Financial company. Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark NJ and its affiliates.

Ed 12/31/2002

[LOGO OF PRUDENTIAL FINANCIAL]

THE PRUDENTIAL MEDLEY PROGRAM                ANNUAL REPORT     DECEMBER 31, 2002

TABLE OF CONTENTS

      Letter to Participants

      VCA-10 CAPITAL GROWTH ACCOUNT
        Financial Statements

      VCA-11 MONEY MARKET ACCOUNT
        Financial Statements

      VCA-24 THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS
        Conservative Balanced Portfolio
        Diversified Bond Portfolio
        Equity Portfolio
        Flexible Managed Portfolio
        Global Portfolio
        Government Income Portfolio
        Stock Index Portfolio

THE PRUDENTIAL MEDLEY PROGRAM                ANNUAL REPORT     DECEMBER 31, 2002

LETTER TO PARTICIPANTS

[PHOTO  OF DAVID R .ODENATH, JR.]
CHAIRMAN
DAVID R .ODENATH, JR.

We recommend that any changes to your investment strategy be based on sound financial principles rather than in reaction to market events. It can help to speak with a financial professional.

..  DEAR PARTICIPANT,
This annual report reviews the investment strategies and performance of the portfolios available in the MEDLEY Program.

..  AN EXCEPTIONALLY LARGE GAP BETWEEN STOCK AND BOND RETURNS
In 2002, concerns about accounting practices, geopolitical uncertainty, and corporate profitability led many investors to abandon equities. As share prices continued to move down, investors increasingly lost confidence in stocks, resulting in the worst return for the Standard & Poor's (S&P) 500 Index since 1974. Some of the investors' cash was reinvested in bonds. Together with a slower-than-expected economic recovery, which kept interest rates low, this produced an excellent year for the bond markets. Despite some corporate credit concerns, almost all fixed income sectors performed well.

..  PLAN WITH REALISTIC EXPECTATIONS
The performance of the different asset classes in 2002 suggests that some investors changed their asset allocation in response to the falling equity market (accelerating the fall in the process). Although both bond and stock prices fluctuate, stocks historically have been more volatile. They are nonetheless part of most asset allocation plans because their returns have been higher than those on bonds over the long term. The principles of finance state that there ought to be a trade-off between volatility and long-term return. One advantage of consulting a financial professional is that professionally designed plans take this trade-off into account. Your asset allocation should be appropriately diversified to help you reach your investment goals, taking into account the amount of time you have to reach them and your personal tolerance for risk.

..  GOOD COUNSEL HELPS IN DIFFICULT TIMES
Distracting market turbulence and world-changing international events can make it difficult to keep focused on your personal goals. We recommend that any changes to your investment strategy be based on sound financial principles rather than in reaction to market events. It can help to speak with a financial professional.

We appreciate your continued confidence in the MEDLEY Program.

Sincerely,

/s/  David R. Odenath
---------------------
David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.
The Prudential Variable Contract Accounts VCA-10 & VCA-11

                                                                January 31, 2003

THE PRUDENTIAL MEDLEY PROGRAM                ANNUAL REPORT     DECEMBER 31, 2002

VCA-10 CAPITAL GROWTH ACCOUNT

MANAGED BY: JENNISON ASSOCIATES LLC

From the peak in March 2000 to the lowest point reached in October 2002, a period of 31 months, the S&P 500 Index lost nearly 50% of its value. The magnitude and duration of this decline eclipse the bear market of 1973-1974 when the Index fell 48% in 21 months. Moreover, this past year is the first time since the early 1980s when the S&P 500 Index sectors were first tracked that every sector posted a negative return.

PERFORMANCE SUMMARY

                                                    SIX
AVERAGE ANNUAL RETURNS                            MONTHS/4/          1-YEAR            3-YEAR              5-YEAR           10-YEAR
Capital Growth Acct. (VCA-10)/1/                   -11.22%           -22.91%            -9.30%             -6.21%            6.28%
S&P 500 Index/2/                                   -10.30%           -22.09%           -14.54%             -0.58%            9.34%
Lipper (VIP) Multi-Cap Value Funds Avg./3/         -11.49%           -17.91%            -3.36%              1.32%            9.69%

Capital Growth Account inception date: 8/82.

The VCA-10 Portfolio returned -22.91% in 2002, trailing the Lipper (VIP) Multi-Cap Value Funds Average, in line with the S&P 500 Index. It trailed the Index in the financials and healthcare sectors, but mitigated much of the underperformance in these sectors with better stock selection in the materials and industrials sectors.

PERFORMANCE REVIEW
We underweighted bank stocks as the year began because of concerns about consumer spending and credit quality. Consequently, we didn't fully benefit when further interest rate cuts improved their margins and credit quality appeared stronger than expected. We focused on insurance stocks instead because of strengthening property and casualty policy rates, but other factors drove down their share prices.

Food and Drug Administration (FDA) rejection letters on a number of promising drugs and concern about competition from generics soured the market for research-oriented drug companies. We thought these well-known factors already had affected share prices as much as they would, but we were wrong. We think investors overreacted. The negative impact of these holdings was mitigated by gains on a few opportunely purchased positions, notably Amgen and Wellpoint Health Networks.

In the Materials sector, our focus on precious metals-related stocks produced strong performance as the price of gold soared. The largest gold stock contributors to return include Freeport-McMoRan Copper & Gold, and Newmont Mining, the largest unhedged gold producer in the world.

Our concentration in defense-related companies performed relatively well this year. Rising military spending and geopolitical tensions produced a favorable environment for defense contractors. We expect this trend to continue for several years.

$10,000 INVESTED OVER 10 YEARS

[GRAPHIC APPEARS HERE]

$19,260.48 Capital Growth Acct. (VCA-10)
$25,796.54 Lipper (VIP) Multi-Cap Value Fund
$24,421.48 S&P 500 Index

   Dec|92  10000            10000            10000
           10857            10595.2          10436.4
           11121.9          10806.6          10486.4
           11891.5          11254.7          10756.5
   Dec|93  12136.5          11581.1          11005.7
           11679            11290.1          10589.1
           11809.8          11300.5          10633.3
           12493.6          11812.8          11152.1
   Dec|94  12146.2          11550.9          11150.3
           12929.7          12504.5          12234.7
           13634.3          13530.8          13401
           14895.5          14574            14465.2
   Dec|95  15337.9          15171            15335.3
           16689.2          16044.6          16158.3
           16911.1          16495.6          16882.6
           17582.5          16911.1          17404.6
   Dec|96  19295.1          18277.4          18854.1
           19239.1          18591.8          19360.6
           22065.3          21145.3          22737.5
           25209.6          23395.5          24440.4
   Dec|97  25345.8          23510.4          25142.1
           28554.5          26225.5          28646.6
           27583.7          26063.9          29597.7
           21719.4          22431.9          26660.3
   Dec|98  24558.1          26153.8          32332.4
           25709.9          26377            33942.7
           28381.2          29219.4          36330.8
           24617.8          26479.1          34068
   Dec|99  25811.8          28451.8          39133
           26051.8          28799.4          40029.2
           25705.3          28343.8          38966
           27062.6          30075.7          38588.4
   Dec|00  27904.2          31482.3          35571.2
           25864.4          30501.9          31356.6
           26927.4          32346            33190.4
           22524.8          28575.6          28320.7
   Dec|01  24977.8          31707.6          31346.7
           25060.2          32678.3          31433.1
           21694.6          29174.9          27224.3
           17754.9          23845.7          22523.8
   Dec|02  19260.5          25796.5          24421.5

/1/ The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but not including the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results. Investment return and principal value of the Account will fluctuate resulting in a value which may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.
/2/ The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Account. The S&P 500 Index is not the only index that may be used to characterize performance of this Account, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.
/3/ The Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment of certain portfolio's underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.
/4/  Six-month returns are not annualized.

                             FINANCIAL STATEMENTS OF
                                     VCA-10

                             STATEMENT OF NET ASSETS

December 31, 2002

LONG-TERM INVESTMENTS -- 92.8%
                                                                    VALUE
COMMON STOCKS                                      SHARES          (NOTE 2)
                                                -------------   --------------
ADVERTISING -- 0.8%
 Omnicom Group, Inc. .......................           27,000   $    1,744,200
                                                                --------------
AEROSPACE/DEFENCE -- 3.9%
 Lockheed Martin Corp. .....................            8,800          508,200
 Northrop Grumman Corp. ....................           50,400        4,888,800
 Raytheon Co. ..............................           91,900        2,825,925
                                                                --------------
                                                                     8,222,925
                                                                --------------
AUTOMOTIVE -- 0.6%
 Harley-Davidson, Inc. .....................           28,200        1,302,840
                                                                --------------
BANKING & FINANCIAL SERVICES -- 6.9%
 American Express Co. ......................          103,500        3,658,725
 Bank One Corp. ............................          115,300        4,214,215
 Charter One Financial, Inc. ...............           15,000          430,950
 CitiGroup, Inc. ...........................           63,630        2,239,140
 Goldman Sachs Group, Inc. (The) ...........           29,200        1,988,520
 Merrill Lynch & Co., Inc. .................           55,300        2,098,635
                                                                --------------
                                                                    14,630,185
                                                                --------------
BIOTECHNOLOGY -- 2.8%
 Amgen, Inc. ...............................           63,400        3,064,756
 MedImmune, Inc.(a) ........................           61,600        1,673,672
 Teva Pharmaceutical Industries Ltd. .......
   ADR (Israel) ............................           30,800        1,189,188
                                                                --------------
                                                                     5,927,616
                                                                --------------
CHEMICALS -- 1.1%
 Agrium, Inc. ..............................          212,000        2,397,720
                                                                --------------
COMPUTER HARDWARE -- 2.4%
 Hewlett-Packard Co. .......................          292,330        5,074,849
                                                                --------------
COMPUTER SOFTWARE & SERVICES -- 2.8%
 Microsoft Corp.(a) ........................          115,500        5,971,350
                                                                --------------
DIVERSIFIED INDUSTRIES -- 1.9%
 Minnesota Mining & Manufacturing Co. ......           33,000        4,068,900
                                                                --------------
HOTELS & LEISURE -- 1.6%
 Marriott International, Inc.--Cl. A .......           46,400        1,525,168
 USA Interactive(a) ........................           83,800        1,920,696
                                                                --------------
                                                                     3,445,864
                                                                --------------
INSURANCE -- 8.4%
 American International Group, Inc. ........           65,200        3,771,820
 Hartford Financial Services Group,
   Inc. (The) ..............................           68,700        3,121,041
 Lincoln National Corp. ....................           60,900        1,923,222
 Loews Corp. ...............................          103,700        4,610,502
 XL Capital Ltd.--Cl. A (Bermuda) ..........           57,814        4,466,132
                                                                --------------
                                                                    17,892,717
                                                                --------------
MEDIA -- 5.0%
 AT&T Corp. ................................          252,700        2,259,138
 Clear Channel Communications, Inc.(a) .....           32,600        1,215,654
 New York Times Co.--Cl. A (The) ...........           57,200        2,615,756
 Univision Communications, Inc.--Cl A(a) ...           28,500   $      698,250
 Viacom, Inc.-Cl. B(a) .....................           96,200        3,921,112
                                                                --------------
                                                                    10,709,910
                                                                --------------
METALS & MINING -- 8.4%
 Alcoa, Inc. ...............................          136,600        3,111,748
 Carbide/Graphite Group, Inc. (The)(a) .....          323,100               32
 Companhia Vale do Rio Doce
   ADR (Brazil)(a) .........................          138,400        4,001,144
 Freeport-McMoRan Cooper &
   Gold, Inc.--Cl. B(a) ....................          384,300        6,448,554
 Newmont Mining Corp. ......................          152,600        4,429,978
                                                                --------------
                                                                    17,991,456
                                                                --------------
NETWORKING -- 0.5%
 Cisco Systems, Inc.(a) ....................           75,700          991,670
                                                                --------------
OFFICE EQUIPMENT & SUPPLIES -- 1.0%
 Xerox Corp.(a) ............................          278,900        2,245,145
                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION -- 12.5%
 Anadarko Petroleum Corp. ..................           61,100        2,926,690
 Baker Hughes, Inc. ........................          138,000        4,442,220
 BJ Services Co.(a) ........................           86,200        2,785,122
 Kerr-McGee Corp. ..........................           54,437        2,411,559
 Total Fina Elf S.A. ADR (France) ..........           66,500        4,754,750
 Transocean, Inc. ..........................          154,000        3,572,800
 Suncor Energy, Inc. (Canada) ..............          169,300        2,652,931
 Weatherford International Ltd. ............
   ADR (Bermuda)(a)  ........... ...........           78,900        3,150,476
                                                                --------------
                                                                    26,696,548
                                                                --------------
PAPER & FOREST PRODUCTS -- 3.1%
 International Paper Co. ...................           44,800        1,566,656
 Temple-Inland, Inc. .......................           67,700        3,033,637
 Weyerhaeuser Co. ..........................           41,200        2,027,452
                                                                --------------
                                                                     6,627,745
                                                                --------------
PHARMACEUTICALS -- 10.1%
 Abbott Laboratories .......................          118,385        4,735,400
 Eli Lilly & Co. ...........................           39,500        2,508,250
 Johnson & Johnson .........................           54,800        2,943,308
 Pfizer, Inc. ..............................          104,600        3,197,622
 Pharmacia Corp. ...........................           77,100        3,222,780
 Sepracor, Inc.(a) .........................          118,600        1,146,862
 Wyeth .....................................           99,300        3,713,820
                                                                --------------
                                                                    21,468,042
                                                                --------------
RETAIL -- 4.9%
 CarMax, Inc.(a) ...........................           63,728        1,139,457
 Circuit City Stores, Inc. .................          168,100        1,247,302
 Costco Wholesale Corp.(a) .................           80,100        2,247,606
 Walgreen Co. ..............................           32,100          936,999
 Wal-Mart Stores, Inc. .....................           95,300        4,813,603
                                                                --------------
                                                                    10,384,967
                                                                --------------
SEMICONDUCTORS -- 4.9%
 Altera Corp.(a) ...........................          138,200        1,704,006
 Applied Materials, Inc.(a) ................           95,000        1,237,850
 Intel Corp. ...............................          179,300        2,791,701
 Micron Technology, Inc.(a) ................           63,000          613,620

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             FINANCIAL STATEMENTS OF
                                     VCA-10

                             STATEMENT OF NET ASSETS

December 31, 2002

COMMON STOCKS                                                       VALUE
(CONTINUED)                                        SHARES          (NOTE 2)
                                                -------------   --------------
 Novellus Systems, Inc.(a) .................           19,300   $      541,944
 STMicroelectronics N.V ADR (Switzerland) ..           47,800          932,578
 Texas Instruments, Inc. ...................          168,900        2,535,189
                                                                --------------
                                                                    10,356,888
                                                                --------------
TELECOMMUNICATIONS -- 3.3%
 BellSouth Corp. ...........................          179,200        4,635,904
 SBC Communications, Inc. ..................           87,400        2,369,414
                                                                --------------
                                                                     7,005,318
                                                                --------------
TELECOMMUNICATIONS EQUIPMENT -- 1.1%
 Nokia Oyi ADR (Finland) ...................          147,100        2,280,050
                                                                --------------
TOBACCO -- 1.1%
 Philip Morris Co., Inc. ...................           56,500        2,289,945
                                                                --------------
UTILITIES -- 3.7%
 Dominion Resources, Inc. ..................           46,900        2,574,810
 FirstEnergy Corp. .........................           86,800        2,861,796
 Public Service Enterprise Group, Inc ......           75,000        2,407,500
                                                                --------------
                                                                     7,844,106
                                                                --------------
TOTAL LONG-TERM INVESTMENTS
   (cost: $217,589,741)                                         $  197,570,956
                                                                --------------
SHORT - TERM  INVESTMENT -- 6.8%                                    VALUE
                                                   SHARES          (NOTE 2)
                                                -------------   --------------
MUTUAL FUND
 Prudential Core Investment Fund-
   Taxable Money Market Series
   (cost: $14,491,131; Note 4) .............       14,491,131   $   14,491,131
                                                                --------------
TOTAL INVESTMENTS -- 99.6%
   (cost: $ 232,080,872) ...................                       212,062,087
                                                                --------------
OTHER ASSETS, LESS LIABILITIES
 Dividends and Interest Receivable .........                         1,293,695
 Payable for Pending Capital Transactions ..                          (273,676)
 Payable for Investments Purchased .........                          (142,246)
                                                                --------------
OTHER ASSETS-- 0.4% ........................                           877,773
                                                                --------------
NET ASSETS-- 100% ..........................                    $  212,939,860
                                                                ==============
NET ASSETS, representing:
 Equity of Participants --
   41,632,233 Accumulation Units at an
   Accumulation Unit Value of $5.0896                              211,892,969
 Equity of The Prudential Insurance
   Company of America ......................                         1,046,891
                                                                --------------
                                                                $  212,939,860
                                                                ==============

The following abbreviation is used in portfolio descriptions: ADR American Depository Receipt

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             FINANCIAL STATEMENTS OF
                                     VCA-10

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

-------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $8,373 foreign withholding tax) ...................   $       3,175,577
  Interest ............................................................             195,724
-------------------------------------------------------------------------------------------
     Total Income .....................................................           3,371,301
-------------------------------------------------------------------------------------------
EXPENSES
  Fees Charged to Participants for Investment Management Fee ..........             628,017
  Fees Charged to Participants for Administrative Expenses ............           1,886,611
-------------------------------------------------------------------------------------------
     Total Expenses ...................................................           2,514,628
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME .................................................             856,673
-------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Realized Loss on Investment Transactions ............................         (29,680,604)
  Increase in Unrealized Depreciation on Investments ..................         (40,379,672)
-------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS ...............................................         (70,060,276)
-------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $     (69,203,603)
===========================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED DECEMBER 31,
                                                                          -------------------------------------
                                                                                 2002                2001
---------------------------------------------------------------------------------------------------------------
NET OPERATIONS
  Net Investment Income ...............................................   $         856,673   $       1,333,917
  Net Realized Loss on Investments ....................................         (29,680,604)        (26,041,331)
  Increase In Unrealized Depreciation on Investments ..................         (40,379,672)        (12,245,679)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................         (69,203,603)        (36,953,093)
---------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In ..................................          30,559,536          19,474,568
  Withdrawals and Transfers Out .......................................         (43,136,251)        (61,144,411)
  Annual Account Charges Deducted from Participants' Accounts .........             (67,418)            (66,645)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS ........         (12,644,133)        (41,736,488)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS ...........             (69,711)            (67,523)
---------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS ..........................................         (81,917,447)        (78,757,104)
===============================================================================================================
NET ASSETS
  Beginning of year ...................................................         294,857,307         373,614,411
---------------------------------------------------------------------------------------------------------------
  End of year .........................................................   $     212,939,860   $     294,857,307
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL HIGHLIGHTS FOR
                                     VCA-10
                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

           (For an Accumulation Unit outstanding throughout the year)

                                                                  Year Ended December 31,
---------------------------------------------------------------------------------------------------------------
                                                2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------
Investment Income ........................   $    .0760    $    .0963    $    .1108    $    .1232    $    .0956
---------------------------------------------------------------------------------------------------------------
EXPENSES
  For investment management fee ..........       (.0143)       (.0172)       (.0173)       (.0172)       (.0177)
  For administrative expenses ............       (.0429)       (.0511)       (.0515)       (.0513)       (.0530)
---------------------------------------------------------------------------------------------------------------
Net Investment Income ....................        .0188         .0280         .0420         .0547         .0249
---------------------------------------------------------------------------------------------------------------
CAPITAL CHANGES
  Net realized gain (loss) on investments        (.6619)       (.5812)        .4789         .2537         .8002
  Net change in unrealized appreciation
    (depreciation) on investments ........       (.8691)       (.2203)        .0322        (.2814)      (1.0426)
---------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Unit
    Accumulation Value ...................      (1.5122)       (.7735)        .5531         .0270        (.2175)
---------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
  Beginning of year ......................       6.6018        7.3753        6.8222        6.7952        7.0127
  End of year ............................   $   5.0896    $   6.6018    $   7.3753    $   6.8222    $   6.7952
---------------------------------------------------------------------------------------------------------------
Total Return** ...........................       (22.91)%      (10.49)%        8.10%          .40%        (3.10)%
---------------------------------------------------------------------------------------------------------------
Ratio of Expenses To Average Net Assets***         1.00%         1.00%         1.00%         1.00%         1.00%
---------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income To Average
  Net Assets*** ..........................          .33%          .40%          .60%          .79%          .36%
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate ..................           70%           79%           77%           82%           49%
---------------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
  For Participants at end of year
    (000's omitted) ......................       41,632        44,444        50,430        63,330        80,431
===============================================================================================================

  *  Calculated by accumulating the actual per unit amounts daily.
 ** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
***  These calculations exclude Prudential's equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                                     VCA-10

NOTE 1: GENERAL
        The Prudential Variable Contract Account-10 ("VCA-10" or the "Account") was established on March 1, 1982 by The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers ("Contract-holders") in making retirement arrangements on behalf of their employees ("Participants"). The investment objective of the Account is long-term growth of capital. The Account's investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Securities Valuation:

             Equity Securities Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the New York Stock Exchange or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to the Account's valuation procedures.

             Short-Term Investments Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

        Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income and realized and unrealized gain (losses) (other than administrative fees) are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

        Federal Income Taxes: The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

NOTE 3: INVESTMENT MANAGEMENT AGREEMENT AND CHARGES
        The Account has a management agreement with Prudential Investments LLC ("PI"). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Account. PI pays for the services of Jennison.

        A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant's equity in VCA-10, is charged to the Account. Up to three quarters of the charge (0.75%) paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a Contract.

        Prudential, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

        An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by cancelling Units.

        A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. For the years ended December 31, 2002 and December 31, 2001, Prudential has advised the Account that it has received deferred sales charges of $4,859 and $6,574 respectively, imposed upon certain withdrawals from the Account.

NOTE 4: PURCHASES AND SALES OF PORTFOLIO SECURITIES
        For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $173,068,458 and $216,936,188, respectively.

        Investment in the Core Funds: The Account invests in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended December 31, 2002, the Account earned $53,784, from the Series by investing its excess cash in the Series.

NOTE 5: UNIT TRANSACTIONS
        The number of Accumulation Units issued and redeemed for the years ended December 31, 2002 and December 31, 2001, respectively are as follows:

                                         YEAR ENDED DECEMBER 31,
                                       --------------------------
                                          2002           2001
               --------------------------------------------------
               Units issued             5,036,931      2,809,229
               --------------------------------------------------
               Units redeemed          (7,848,881)    (8,795,051)
               --------------------------------------------------
               Net decrease            (2,811,950)    (5,985,822)
               --------------------------------------------------

NOTE 6: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions from) Prudential's investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

NOTE 7: PARTICIPANT LOANS
        Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

        Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2002, $1,017,654 in participant loans were withdrawn from VCA-10 and $494,468 of principal and interest was repaid to VCA-10. For the year ended December 31, 2001, $1,546,947 in participant loans were withdrawn from VCA-10 and $773,171 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2002, Prudential has advised the Account that it received $11,701 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

                        REPORT OF INDEPENDENT ACCOUNTANTS

                        TO THE COMMITTEE AND PARTICIPANTS
                OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 10
                 OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America (the "Account") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 27, 2003

THE PRUDENTIAL MEDLEY PROGRAM                ANNUAL REPORT     DECEMBER 31, 2002

VCA-11 MONEY MARKET ACCOUNT

MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM)

The U.S. economic outlook still remains uncertain, particularly in light of the possibility of war between the United States and Iraq and a continued reluctance of businesses to make significant new investments. Until economic growth is on a firm foundation, the Federal Reserve (the Fed) will be disinclined to increase the target for the federal funds rate, which is the rate banks charge each other for overnight loans. In that case, the low-interest-rate environment could persist for most of 2003. Under this scenario, we will look to take advantage of investment opportunities that may emerge if signs of improving economic conditions temporarily put upward pressure on market interest rates.

PERFORMANCE SUMMARY: VCA-11 7-DAY CURRENT YIELD: 0.55%.

                                  SIX
AVERAGE ANNUAL RETURNS          MONTHS/3/  1-YEAR    3-YEAR    5-YEAR   10-YEAR

Money Market Acct. (VCA-11)/1/     0.43%     0.95%     3.32%     3.83%     3.98%
Salomon Smith Barney 3-Mos.
 T-Bill Index/2/                   0.82%     1.70%     3.90%     4.30%     4.51%

Money Market Account inception date: 8/82.

The VCA-11 Money Market Account returned 0.95% in 2002, while the Salomon Smith Barney 3-Month Treasury Bill Index returned 1.70%. On December 31, 2002, the Account's seven-day current yield was 0.55%, down from 1.32% on December 31, 2001. The yield quotation more closely reflects the current earnings of the VCA-11 Money Market Account than the total return quotation.

PERFORMANCE REVIEW
The U.S. economy initially began 2002 on a strong note, helped by central bankers' aggressive effort to lower borrowing costs during the previous year. Improving economic conditions led to speculation that an increase in short-term interest rates was imminent. The outlook for tighter monetary policy changed, however, as significantly slower economic growth in the spring, a stock market weakened by corporate governance scandals, and growing geopolitical risks led investors to expect the Fed to cut short-term rates again.

To enhance the Account's yield from August through November 2002, we purchased federal agency securities scheduled to mature in 13 months that could be retired (or called) early by their issuers in three months. These callable securities featured attractive yields to compensate investors for this early maturity option.

The long-awaited move by the Fed occurred in November 2002, when it eased monetary policy by half of a percentage point. This lowered the target for the federal funds rate (what banks charge each other for overnight loans) to 1.25%. The central bankers noted that geopolitical risks and other factors impaired spending, production, and employment. After the rate cut, we took advantage of attractive investment opportunities that typically arise in December as companies pay seasonally higher interest rates to borrow money into 2003.

                              MONEY MARKET ACCOUNT
                          ONE-YEAR TOTAL RETURN FOR THE
                                  PAST 10 YEARS

[GRAPHIC APPEARS HERE]

 VCA11 BAR CHART

"93"    2.43
"94"    3.47
"95"    5.22
"96"    4.76
"97"    4.81
"98"    4.78
"99"    4.39
"00"    5.63
"01"    3.45
"02"    0.95

/1/ The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but not including the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.

     Investment return and principal value of the Account will fluctuate resulting in a value that may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

     For current yields on the Money Market Account, please call (800)-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Account.

/2/ The Salomon Smith Barney 3-Month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

/3/  Six-month returns are not annualized.

                         FINANCIAL STATEMENTS OF VCA-11
                             STATEMENT OF NET ASSETS

AS OF DECEMBER 31, 2002


                                                   PRINCIPAL
SHORT-TERM                                          AMOUNT            VALUE
INVESTMENTS--99.8%                                  (000)            (NOTE 2)
                                                ---------------   ---------------
COMMERCIAL PAPER -- U.S.-- 26.3%
   Barton Capital Corp.,
     1.60%, 1/24/2003 .......................   $           426   $       425,451
   Citicorp,
     1.80%, 1/13/2003 .......................             2,000         1,991,200
   Falcon Asset Securitization Corp.,
     1.50%, 1/7/2003 ........................               400           399,883
   Forrestal Funding Master Trust,
     1.40%, 2/3/2003 ........................             2,061         2,057,634
   IBM Corp.,
     1.45%, 1/14/2003 .......................             1,800         1,798,405
   Independence Funding LLC,
     1.80%, 3/17/2003 .......................             2,000         1,981,900
   Market Street Funding Corporation,
     1.30%, 1/2/2003 ........................               400           399,971
   New York Life Capital Corp.,
     1.34%, 1/17/2003 .......................             3,814         3,808,037
     1.34%, 3/10/2003 .......................               329           327,910
   Sheffield Receivables Corp.,
     1.40%, 1/21/2003 .......................             2,000         1,997,744
   Three Pillars Funding Corp.,
     1.39%, 2/27/2003 .......................             1,500         1,494,672
   Thunder Bay Funding, Inc,
     1.39%, 1/14/2003 .......................             4,299         4,293,688
   Triple A Funding One Corp.,
     1.40%, 1/17/2003 .......................               500           499,669
     1.35%, 2/7/2003 ........................             1,000           998,575
   Windmill Funding Corp.,
     1.40%, 1/13/2003 .......................             1,000           998,133
                                                                  ---------------
                                                                       23,472,872
                                                                  ---------------
COMMERCIAL PAPER -- YANKEE -- 22.7%
   Canadian Imperial Holdings, Inc.,
     1.34%, 3/17/2003 .......................             3,000         2,989,950
   Danske Corp.,
     1.35%, 2/27/2003 .......................             3,850         3,840,616
   HBOS Treasury Services PLC,
     1.40%, 2/19/2003 .......................               500           498,756
   HSBC Bank USA, Inc.,
     1.35%, 2/18/2003 .......................             1,000           996,550
   Hamburgische Landesbank Girozentral,
     1.33%, 2/10/2003 .......................             2,000         1,993,350
   Lloyd's TSB Bank PLC,
     1.35%, 3/26/2003 .......................             1,400         1,395,170
   National Bank of Canada,
     1.33%, 1/13/2003 .......................             2,000         1,999,039
   Royal Bank of Scotland,
     1.40%, 2/28/2003 .......................               600           598,297
   Spintab AB,
     1.35%, 4/14/2003 .......................             3,000         2,986,612
   Svenska Handelsbanken AB,
     1.35%, 2/13/2003 .......................               500           499,156
   UBS Finance LLC,
     1.35%, 2/10/2003 .......................             2,400         2,395,320
                                                                  ---------------
                                                                       20,192,816
                                                                  ---------------
OTHER BANK RELATED INSTRUMENTS -- U.S.-- 11.8%
(COUPON ISSUES, DISCOUNT NOTES, BANK NOTES)
  Federal Home Loan Banks,
    5.66% Coupon Issue, 1/13/2003 ...........   $           750   $       751,045
    7.00% Coupon Issue, 2/14/2003 ...........               800           805,356
    2.05% Coupon Issue, 11/14/2003 ..........             1,000         1,000,000
  Federal Home Loan Mortgage Corp.,
    1.75% Coupon Issue, 12/5/2003 ...........             2,000         2,000,000
    1.65% Coupon Issue, 12/23/2003 ..........             2,000         2,000,000
  Federal National Mortgage Association,
    1.29% Discounted Note, 2/25/2003 ........             2,000         1,994,697
  JPMorgan Chase,
    1.80% Certificate of Deposit, 1/27/2003 .             2,000         2,000,000
                                                                  ---------------
                                                                       10,551,098
                                                                  ---------------
OTHER BANK RELATED INSTRUMENTS -- YANKEE
  -- 14.0% (CERTIFICATES OF DEPOSIT)
  Banco Bilbao Vizcaya Argentaria,
    1.405% Certificate of Deposit,
     12/16/2003 .............................             1,000         1,000,000
  Canadian Imperial Bank of Commerce,
    1.33% Certificate of Deposit,
     2/14/2003 ..............................             1,000         1,000,000
  Dresdner Bank AG,
    2.30% Certificate of Deposit,
     1/24/2003 ..............................             1,500         1,500,441
    1.41875% Certificate of Deposit,
     10/3/2003 ..............................             2,000         2,000,000
  KBC Bank N.V.,
    1.34% Certificate of Deposit,
     2/5/2003 ...............................             4,000         4,000,000
  Royal Bank of Scotland,
    1.33% Certificate of Deposit,
     2/5/2003 ...............................             3,000         3,000,000
                                                                  ---------------
                                                                       12,500,441
                                                                  ---------------
OTHER CORPORATE DEBT -- U.S. -- 25.0%
(MEDIUM TERM NOTES, CORPORATE BONDS,
CORPORATE NOTES)
  Allstate Life Insurance Co.,
    1.87668%# Note, 2/3/2003 .................            1,000         1,000,000
  Associates Corp. of North America,
    6.73% Medium Term Note, 3/27/2003 ........            1,100         1,109,298
    5.75% Medium Term Note, 11/1/2003 ........              560           578,846
  Bank One Corp.,
    2.0775% Medium Term Note, 1/29/2003 ......            1,000         1,000,192
  Bank One N.A.,
    1.65% Medium Term Note, 3/17/2003 ........              500           500,166

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         FINANCIAL STATEMENTS OF VCA-11
                             STATEMENT OF NET ASSETS

As of December 31, 2002

                                                   PRINCIPAL
SHORT-TERM INVESTMENTS                              AMOUNT             VALUE
                                                     (000)           (NOTE 2)
(CONTINUED)                                     ---------------   ---------------
   Cargill, Inc.,
     1.41% Medium Term Note, 1/27/2003 ......   $         1,500   $     1,500,000
   General Electric Capital Assurance,
     1.49875% Medium Term Note, 7/22/2003 ...             1,000         1,000,000
   General Electric Capital Corp.,
     8.70% Corporate Bond, 2/15/2003 ........               215           216,857
     6.75% Corporate Note, 9/11/2003 ........               775           800,130
     1.46375% Medium Term Note,1/9/2004 .....             1,000         1,000,000
   JPMorgan Chase,
     1.56% Medium Term Note, 9/15/2003 ......             1,000         1,000,877
     1.52375% Medium Term Note,
      11/24/2003 ............................             1,000         1,000,701
   Merrill Lynch & Co., Inc.,
     1.85875% Medium Term Note,
      2/4/2003 ..............................             1,000         1,000,204
     1.58% Medium Term Note, 9/25/2003 ......             1,500         1,501,574
     1.4725% Medium Term Note,
      1/11/2004 .............................             1,000         1,000,000
   Metropolitan Life Insurance Co.,
     1.8719% Medium Term Note,
      10/3/2003 .............................             1,000         1,000,000
   Morgan Stanley Dean Witter,
     7.125% Corporate Note, 1/15/2003 .......               375           375,759
     6.875% Corporate Bond, 3/1/2003 ........               750           754,537
     1.87% Medium Term Note, 8/7/2003 .......             1,200         1,201,615
     1.52% Medium Term Note,
      1/15/2004 .............................             2,000         2,000,000
   Norwest Corp.,
     7.00% Medium Term Note,
      1/15/2003 .............................               304           304,572
   Paccar Financial Corp.,
     6.92% Medium Term Note,
      8/15/2003 .............................               625           644,139
   Pitney Bowes Credit Corp.,
     5.65% Corporate Bond, 1/15/2003 ........             1,500         1,502,112
   Wells Fargo Financial, Inc.,
     7.25% Corporate Bond, 7/14/2003 ........               265           271,465
                                                                  ---------------
                                                                       22,263,044
                                                                  ---------------
TOTAL SHORT-TERM INVESTMENTS
   (cost: $88,980,271) ......................                     $    88,980,271
                                                                  ---------------
OTHER ASSETS, LESS LIABILITIES
 Interest Receivable.........................                     $       320,595
 Payable to Custodian........................                              (2,390)
 Payable for Pending Capital
 Transaction ................................                            (127,734)
                                                                  ---------------
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 0.2%.........................                             190,471
                                                                  ---------------
NET ASSETS -- 100%...........................                     $    89,170,742
                                                                  ===============
NET ASSETS, REPRESENTING:
   Equity of Participants -- 30,127,884
    Accumulation Units at an
    Accumulation Unit Value of $2.9353......                      $     8,433,901
   Equity of Prudential Insurance
    Company of America......................                              736,841
                                                                  ---------------
                                                                  $    89,170,742
                                                                  ===============

# Indicates a Variable Rate Security. Rate shown is rate in effect at December 31, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         FINANCIAL STATEMENTS OF VCA-11

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ............................................................................   $     1,932,451
   Realized Gain on Investment Transactions ............................................               849
----------------------------------------------------------------------------------------------------------
     Total Income ......................................................................         1,933,300
----------------------------------------------------------------------------------------------------------
EXPENSES
   Fees Charged to Participants for Investment Management Services .....................           246,004
   Fees Charged to Participants for Administrative Expenses ............................           738,796
----------------------------------------------------------------------------------------------------------
     Total Expenses ....................................................................           984,800
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........   $       948,500
==========================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                        ---------------------------------
                                                                                              2002              2001
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................           948,500   $     2,727,571
-------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
   Purchase Payments and Transfers In................................................        43,340,549        59,479,472
   Withdrawals and Transfers Out ....................................................       (35,415,078)      (62,077,097)
   Annual Account Charges Deducted from Participants' Accounts.......................           (63,891)          (30,931)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS ...........         7,861,580        (2,628,556)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS .........................            11,418             1,090
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS ........................................................         8,821,498           100,105
=========================================================================================================================
NET ASSETS
   Beginning of year ................................................................        80,349,244        80,249,139
-------------------------------------------------------------------------------------------------------------------------
   End of year ......................................................................   $    89,170,142   $    80,349,244
=========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         FINANCIAL HIGHLIGHTS FOR VCA-11
                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)

                                                                                   YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                              2002           2001           2000           1999          1998
----------------------------------------------------------------------------------------------------------------------------------
Investment Income .....................................   $      .0566   $      .1255   $      .1772   $      .1378   $      .1411
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  For investment management fee .......................         (.0072)        (.0072)        (.0068)        (.0065)        (.0062)
  For administrative expenses not covered by
     the annual account charge.........................         (.0218)        (.0214)        (.0204)        (.0194)        (.0186)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Unit Value ............................          .0276          .0969          .1500          .1119          .1163
----------------------------------------------------------------------------------------------------------------------------------
UNIT VALUE
  Beginning of year...................................          2.9077         2.8108         2.6608         2.5489         2.4326
  End of year ........................................    $     2.9353   $     2.9077   $     2.8108   $     2.6608   $     2.5489
----------------------------------------------------------------------------------------------------------------------------------
Total Return**.........................................           0.95%          3.45%          5.63%          4.39%          4.78%
----------------------------------------------------------------------------------------------------------------------------------
Ratio Of Expenses To Average Net
 Assets***.............................................           1.00%          1.00%          1.00%           .99%           .99%
----------------------------------------------------------------------------------------------------------------------------------
Ratio Of Net Investment Income To Average
 Net Assets***.........................................           0.94%          3.38%          5.53%          4.29%          4.78%
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
  For Participants at end of year (000's omitted) .....         30,128         27,387         28,305         34,100         34,882
==================================================================================================================================

*    Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
***  These calculations exclude Prudential's equity in VCA-11.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Units equal in value to the charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                                     VCA-11

NOTE 1: GENERAL

        The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consistent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Valuation of Short-Term Investments: Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

        Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Net investment income (other than administration fees) is allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership or investment in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

        Federal Income Taxes: The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

NOTE 3: INVESTMENT MANAGEMENT AGREEMENT AND CHARGES

        The Account has a management agreement with Prudential Investments LLC ("PI"). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ("PIM"). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with management of the Account. PI pays for the services of PIM.

        A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant's equity in VCA-11, is charged to the Account. Up to three quarters of the charge (0.75%), paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a contract.

        Prudential, PI and PIM are indirect, wholly owned subsidiaries of Prudential Financial, Inc.

        An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by cancelling Units.

        A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. For the year ended
        December 31, 2002 and the year ended December 31, 2001, Prudential has advised the Account that it received deferred sales charges of $4,073 and $3,276, respectively, imposed upon certain withdrawals from the Account.

NOTE 4: UNIT TRANSACTIONS
        The number of Accumulation Units issued and redeemed for the years ended December 31, 2002 and December 31, 2001, respectively are as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                -------------------------------
                                                      2002            2001
              -----------------------------------------------------------------
              Units issued                       14,870,240         20,817,644
              -----------------------------------------------------------------
              Units redeemed                    (12,129,495)       (21,735,451)
              -----------------------------------------------------------------
              Net increase (decrease)             2,740,745          (917,807)
              -----------------------------------------------------------------

NOTE 5: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

        The increase (decrease) in net assets from surplus transfers represents the net increases to/(reductions from) Prudential's investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

NOTE 6: PARTICIPANT LOANS

        Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

        Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

        For the year ended December 31, 2002, $558,155 in participant loans were withdrawn from VCA-11 and $261,171 of principal and interest was repaid to VCA-11. For the year ended December 31, 2001, $407,546 in participant loans were withdrawn from VCA-11 and $140,241 of principal and interest was repaid to VCA-11. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31, 2002, Prudential has advised the Account that it received $12,488 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

                        REPORT OF INDEPENDENT ACCOUNTANTS

                        TO THE COMMITTEE AND PARTICIPANTS
                OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 11
                 OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America (the "Account") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 27, 2003

                    MANAGEMENT OF VCA-10 & VCA-11 (UNAUDITED)

Information pertaining to the Committee Members of VCA-10 and VCA-11 is set forth below. Committee Members who are not deemed to be "interested persons" of VCA-10 or VCA-11 as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Committee Members." Committee Members who are deemed to be "interested persons" of VCA-10 or VCA-11 are referred to as "Interested Committee Members." "Fund Complex" consists of VCA-10, VCA-11, and any other investment companies managed by Prudential Investments LLC (PI).

                          INDEPENDENT COMMITTEE MEMBERS

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS IN
                                             TERM OF                                          FUND COMPLEX  OTHER
                              POSITION WITH  OFFICE***                                        OVERSEEN BY   DIRECTORSHIPS HELD
                              VCA-10 &       AND LENGTH OF  PRINCIPAL OCCUPATIONS             COMMITTEE     BY THE COMMITTEE
NAME, ADDRESS** AND AGE       VCA-11         TIME SERVED    DURING PAST 5 YEARS               MEMBER        MEMBER****
-------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)    Committee     Since 1985     Currently President Emeritus of         79      Member (since
                               Member                       New Jersey Institute of                         2000), Board of
                                                            Technology; formerly President                  Directors of IDT
                                                            (1978-2002) of New Jersey                       Corporation.
                                                            Institute of Technology;
                                                            Commissioner (1998-2002) of the
                                                            Middle States Association
                                                            Commission on Higher Education;
                                                            Commissioner (1985-2002) of the
                                                            New Jersey Commission on Science
                                                            and Technology; Director (since
                                                            1998) Society of Manufacturing
                                                            Engineering Education Foundation,
                                                            Director (since 1995) of
                                                            Prosperity New Jersey; formerly a
                                                            director or trustee of Liberty
                                                            Science Center, Research and
                                                            Development Council of New Jersey,
                                                            New Jersey State Chamber of
                                                            Commerce, and National Action
                                                            Council for Minorities in
                                                            Engineering.

W. Scott McDonald, Jr. (65)    Committee     Since 1985     Vice President (since 1997) of          79
                               Member                       Kaludis Consulting Group, Inc.
                                                            (a company serving higher
                                                            education); formerly principal
                                                            (1993-1997), Scott McDonald &
                                                            Associates; Chief Operating
                                                            Officer (1991-1995), Fairleigh
                                                            Dickinson University; Executive
                                                            Vice President and Chief Operating
                                                            Officer (1975-1991), Drew
                                                            University; interim President
                                                            (1988-1990), Drew University and
                                                            former director of School, College
                                                            and University Underwriters Ltd.

Joseph Weber, Ph.D.    (79)/1/ Committee     Since 1985     Vice President, Finance,Interclass      62
                               Member                       (international corporate
                                                            learning) since
                                                            1991; formerly President, The
                                                            Alliance for Learning; retired
                                                            Vice President, Member of the
                                                            Board of Directors and Member of
                                                            the Executive and Operating
                                                            Committees, Hoffmann-LaRoche Inc;
                                                            Member, Board of Overseers, New
                                                            Jersey Institute of Technology;
                                                            Trustee and Vice Chairman
                                                            Emeritus, Fairleigh Dickinson
                                                            University.

                          INTERESTED COMMITTEE MEMBERS

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS IN
                                             TERM OF                                          FUND COMPLEX  OTHER
                              POSITION WITH  OFFICE***                                        OVERSEEN BY   DIRECTORSHIPS HELD
                              VCA-10 &       AND LENGTH OF  PRINCIPAL OCCUPATIONS             COMMITTEE     BY THE COMMITTEE
NAME, ADDRESS** AND AGE       VCA-11         TIME SERVED    DURING PAST 5 YEARS               MEMBER        MEMBER****
-------------------------------------------------------------------------------------------------------------------------------
David R. Odenath, Jr.(45)     Chairman and   Since 1999     President, Chief Executive        115
                              Committee                     Officer and Chief Operating
                              Member                        Officer (since June 1999) of PI;
                                                            Senior Vice President (since June
                                                            1999) of The Prudential Insurance
                                                            Company of America; formerly
                                                            Senior Vice President (August
                                                            1993-May 1999)of PaineWebber
                                                            Group, Inc.

Information pertaining to the Officers of VCA-10 and VCA-11 who are not also Committee Members is set forth below.

                                    OFFICERS

                                                       TERM OF
                                        POSITION WITH  OFFICE***
                                        VCA-10 &       AND LENGTH OF  PRINCIPAL OCCUPATIONS
          NAME, ADDRESS** AND AGE       VCA-11         TIME SERVED    DURING PAST 5 YEARS
          -------------------------------------------------------------------------------------------------
          Robert F. Gunia (56)          Vice President Since 1999     Executive Vice President and Chief
                                                                      Administrative Officer (since June
                                                                      1999) of PI; Executive Vice
                                                                      President and Treasurer (since
                                                                      January 1996) of PI; President
                                                                      (since April 1999) of Prudential
                                                                      Investment Management Services LLC
                                                                      (PIMS); Corporate Vice President
                                                                      (since September 1997) of The
                                                                      Prudential Insurance Company of
                                                                      America (Prudential); formerly
                                                                      Senior Vice President (March
                                                                      1987-May 1999) of Prudential
                                                                      Securities; formerly Chief
                                                                      Administrative Officer (July 1989-
                                                                      September 1996), Director (January
                                                                      1989-September 1996) and Executive
                                                                      Vice President, Treasurer and
                                                                      Chief Financial Officer (June
                                                                      1987-December 1996) of PMF; Vice
                                                                      President and Director (since May
                                                                      1992) of Nicholas-Applegate Fund,
                                                                      Inc.

          Judy A. Rice    (55)          Vice President Since 2001     Executive Vice President (since 1999)
                                                                      of PI; formerly various positions to
                                                                      Senior Vice President (1992-1999) of
                                                                      Prudential Securities; and various
                                                                      positions to Managing Director
                                                                      (1975-1992) of Salomon Smith
                                                                      Barney; Member of Board of
                                                                      Governors of the Money Management
                                                                      Institute; Member of the
                                                                      Prudential Securities Operating
                                                                      Council and a Member of the Board
                                                                      of Directors for the National
                                                                      Association for Variable
                                                                      Annuities.

                                                       TERM OF
                                        POSITION WITH  OFFICE***
                                        VCA-10 &       AND LENGTH OF  PRINCIPAL OCCUPATIONS
          NAME, ADDRESS** AND AGE       VCA-11         TIME SERVED    DURING PAST 5 YEARS
          -------------------------------------------------------------------------------------------------
          Jonathan D. Shain (44)        Secretary      Since 2001     Vice President and Corporate Counsel
                                                                      (since August 1998) of Prudential;
                                                                      formerly Attorney with Fleet Bank,
                                                                      N.A. (January 1997-July 1998) and
                                                                      Associate Counsel (August
                                                                      1994-January 1997) of New York
                                                                      Life Insurance Company.

          Grace C. Torres (43)          Treasurer and  Since 1997     Senior Vice President (since January
                                        Principal                     2000) of PI; formerly First Vice
                                        Financial and                 President (December 1996-January
                                        Accounting                    2000) of PI and First Vice President
                                        Officer                       (March 1993-1999) of Prudential
                                                                      Securities.

          Jeffrey Scarbel (39)          Assistant      Since 2000     Vice President (since November 2000)
                                        Treasurer                     of PI; formerly Director (October
                                                                      1996-November 2000) of PI.

----------

/1/ Mr. Weber is scheduled to retire from the Committees as of December 31, 2002.

* "Interested" Committee Member, as defined in the 1940 Act, by reason of employment with the Manager (as defined below) and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 7102-4077.

*** There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Committee Member and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

Additional information about the Committee Members of VCA-10 and VCA-11 is included in the Statement of Additional Information for the MEDLEY Program, which is available without charge, upon request, by calling (800) 458-6333.

                        THE PRUDENTIAL SERIES FUND, INC.

The following pages represent information on The Prudential Series Fund, Inc. Portfolios. Returns are at the Portfolio level, not at the Subaccount level. VCA-24 Subaccount returns are located on the inside front cover of this report.

Each Subaccount of VCA-24 will invest in the corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"). Of the portfolios comprising the Fund, seven portfolios are presently available to The MEDLEY Program. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount invests in the Equity Portfolio, and the Global Subaccount in the Global Portfolio.

There is no assurance that the investment objective of the portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant's behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts' or Portfolios' objectives.

IMPORTANT NOTE

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the seven portfolios of The Prudential Series Fund, Inc., which are available through the Prudential Variable Contract Account-24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

================================================================================
                         THE PRUDENTIAL MEDLEY PROGRAM
                               BOARD OF DIRECTORS

          DAVID R. ODENATH, JR.               W. SCOTT MCDONALD, JR., PH.D.
          Chairman,                           Vice President,
          The Prudential Series Fund, Inc.    Kaludis Consulting Group
          The Prudential Variable Contract
            Accounts 10;11

          SAUL K. FENSTER, PH.D.              JOSEPH WEBER, PH.D.
          President,                          Vice President,
          New Jersey Institute of Technology  Interclass (international corporate learning)
================================================================================

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all Participants from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

[GRAPHIC APPEARS HERE]

                                 (800) 458-6333
                          8 a.m. - 8 p.m. Eastern time

================================================================================

In the past, Participants who held several variable contracts at the same address received multiple copies of annual and semiannual reports. In an effort to lessen waste and reduce expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for Participants with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the inside back cover should be used to request additional copies. Proxy material and tax information will continue to be sent to each account of record.


[LOGO OF PRUDENTIAL FINANCIAL]
30 Scranton Office Park
Scranton, PA 18507-1789

PRESORTED STANDARD U.S. POSTAGE PAID PRUDENTIAL

[RECYCLE SYMBOL]

                              Printed in the U.S.A.
                               on recylced paper.

MD.RS.011 IFS-A077689 Ed. 02/2003